UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 25, 2010

THE EMPIRE DISTRICT ELECTRIC COMPANY
(Exact name of registrant as specified in its charter)

Kansas
(State or other jurisdiction of incorporation)

1-3368	44-0236370
(Commission File Number)	(IRS Employer Identification Number)

602 S. Joplin Avenue, Joplin, Missouri	64801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(417) 625-5100

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.                      Entry Into a Material Definitive Agreement.

On August 25, 2010, The Empire District Electric Company (the “Company”) issued $50 million aggregate principal amount of First Mortgage Bonds, 5.20% Series due 2040 (the “Bonds”).

The Bonds were offered and sold pursuant to the shelf registration statement on Form S-3 (File Nos. 333-152729 under the Securities Act) filed with the U.S. Securities and Exchange Commission (the “Commission”), which became effective on August 15, 2008, and a prospectus supplement dated as of August 18, 2010.  The Bonds were sold pursuant to a Purchase Agreement dated as of August 18, 2010 between UBS Securities LLC and the Company.

The Company will pay interest on the Bonds at the rate of 5.20% per annum payable semi-annually on each March 1 and September 1, commencing March 1, 2011.  The Bonds will mature on September 1, 2040.

The Bonds are redeemable, at the Company’s option, at any time prior to maturity, at par plus a make whole premium, together with accrued and unpaid interest, if any, to the redemption date.

The terms of the Bonds are set forth in the Thirty-Sixth Supplemental Indenture of Mortgage and Deed of Trust dated as of August 25, 2010, by and among the Company and The Bank of New York Mellon Trust Company, N.A., as principal trustee, and UMB Bank & Trust, N.A., as Missouri trustee.

The proceeds of the Bonds will be used to redeem $48.3 million aggregate principal amount of the Company’s outstanding Senior Notes, 7.05% Series due 2022, which have been called for redemption on August 27, 2010, including the payment of accrued but unpaid interest and to repay short-term debt which was incurred, in part, to fund the Company’s current construction program.

Attached as Exhibit 4.1 to this current report, and incorporated herein by reference, is the Thirty-Sixth Supplemental Indenture of Mortgage and Deed of Trust dated as of August 25, 2010.

SECTION 2 – FINANCIAL INFORMATION

Item 2.03                     Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

SECTION 8 – OTHER EVENTS

Item 8.01.                      Other Events.

On August 25, 2010, Spencer, Scott & Dwyer, P.C., counsel to the Company, issued an opinion and consent (attached hereto as Exhibits 5.1 and 23.1, respectively, and incorporated herein by reference) as to the validity of the Bonds.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits

4.1
Thirty-Sixth Supplemental Indenture, dated as of August 25, 2010, to the Indenture of Mortgage and Deed of Trust dated as of September 1, 1944, as amended and supplemented, among the Company, The Bank of New York Mellon Trust Company, N.A. and UMB Bank & Trust, N.A.

5.1
Opinion of Spencer, Scott & Dwyer, P.C., regarding the legality of the Bonds. This exhibit is filed herewith pursuant to Item 601 of Regulation S-K under the Securities Act of 1933 in lieu of filing as an exhibit to the Company’s registration statement on Form S-3 (File No. 333-152729), and, as this current report on Form 8-K is incorporated by reference in such registration statement, is set forth in full in such registration statement.

23.1	Consent of Spencer, Scott & Dwyer, P.C. (included in Exhibit 5.1 above).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY

THE EMPIRE DISTRICT ELECTRIC COMPANY
By:	/s/ Gregory A. Knapp
	Name:	Gregory A. Knapp
	Title:	Vice President - Finance & Chief Financial Officer

Dated:  August 26, 2010

EXHIBIT INDEX

Exhibit Number	Description
4.1
Thirty-Sixth Supplemental Indenture, dated as of August 25, 2010, to the Indenture of Mortgage and Deed of Trust dated as of September 1, 1944, as amended and supplemented, among the Company, The Bank of New York Mellon Trust Company, N.A. and UMB Bank & Trust, N.A.

5.1
Opinion of Spencer, Scott & Dwyer, P.C., regarding the legality of the Bonds. This exhibit is filed herewith pursuant to Item 601 of Regulation S-K under the Securities Act of 1933 in lieu of filing as an exhibit to the Company’s registration statement on Form S-3 (File No. 333-152729), and, as this current report on Form 8-K is incorporated by reference in such registration statement, is set forth in full in such registration statement.

23.1	Consent of Spencer, Scott & Dwyer, P.C. (included in Exhibit 5.1 above).